first financial bancorp

EXHIBIT 99.2

First Financial Bancorp

First Quarter 2010 Earnings Release

Supplemental Information

Covered Assets and Acquisition-Related Items

FFBC NASDAQ GLOBAL SELECT

first financial bancorp

Forward-Looking Statement Disclosure

This presentation should be read in conjunction with the consolidated financial statements, notes and tables in First Financial Bancorp's most recent Annual Report on Form 10-K for the year ended December 31, 2009, as well as financial information in other public documentation filed with the Securities and Exchange Commission ("SEC").

Management's ability to effectively execute its business plan; the risk that the strength of the United States economy in general and the strength of the local economies in which we conduct operations may continue to deteriorate resulting in, among other things, a further deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio, allowance for loan and lease losses and overall financial performance; the ability of financial institutions to access sources of liquidity at a reasonable cost; the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, such as the U.S. Treasury's Troubled Asset Relief Program and the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program, and the effect of such governmental actions on us, our competitors and counterparties, financial markets generally and availability of credit specifically, and the U.S. and international economies, including potentially higher FDIC premiums arising from participation in the Temporary Liquidity Guarantee Program or from increased payments from FDIC insurance funds as a result of depositary institution failures; the effects of and changes in policies and laws of regulatory agencies, inflation and interest rates; technology changes; mergers and acquisitions, including costs or difficulties related to the integration of acquired companies, including our ability to successfully integrate the branches of Peoples Community Bank, Irwin Union Bank and Trust Company and Irwin Union Bank, F.S.B., which were acquired out of FDIC receivership, and the risk that exploring merger and acquisition opportunities may detract from management's time and ability to successfully manage our company; expected cost savings in connection with the consolidation of recent acquisitions may not be fully realized or realized within the expected time frames, and deposit attrition, customer loss and revenue loss following completed acquisitions may be greater than expected; our ability to increase market share and control expenses; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the SEC; adverse changes in the securities and debt markets; our success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services; monetary and fiscal policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve") and the U.S. government and other governmental initiatives affecting the financial services industry; our ability to manage loan delinquency and charge-off rates and changes in estimation of the adequacy of the allowance for loan losses; and the costs and effects of litigation and of unexpected or adverse outcomes in such litigation.

For further discussion on these and other factors that may cause such forward-looking statements to differ materially from actual results, refer to the 2009 Form 10-K and other public documents filed with the SEC, as well as the company's most recent Form 10-Q filings. These documents are available within the investor relations section of First Financial's website at www.bankatfirst.com/investor and on the SEC's website at www.sec.gov.

Revenue by Source

- **Strategic** – Elements of the business that either existed prior to the acquisitions or were acquired with the intent to retain and grow. Approximately 81% of total revenue is derived from strategic businesses.
- **Acquired-Non-Strategic** – Elements of the business that the Company intends to exit but will continue to support to obtain maximum economic value. No growth or replacement is expected. Revenue will decrease over time as loans and deposits will not be renewed when they mature.
- **Accelerated Discount on Loan Prepayments and Dispositions** – The acceleration of the unrealized rate-based valuation mark plus any recognition of the credit-based valuation mark. Noninterest income results from the prepayment or sale of covered loans.

Total Revenue: $91.4 million

For the Three Months Ended March 31, 2010

(Dollars in millions)


$6.1
7%
$10.9
12%
$74.4
81%
Strategic
Acquired-Non-Strategic
Accelerated Discount on Loan Prepayments and Dispositions

Deposit and Loan Composition

first financial bancorp



Total Deposits = $5.2 billion
As of March 31, 2010
(Dollars in millions)
$539
10%
$4,685
90%
Gross Loans = $4.6 billion
As of March 31, 2010
(Dollars in millions)
$716
15%
$3,931
85%
Strategic
Acquired-Non-Strategic

- Western market (acquired-non-strategic) branch exit is largely complete with only two offices remaining open per the Company's agreement with the FDIC.
- Acquired-non-strategic loans are primarily in the Western states.

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first financial bancorp

Covered Loan Valuation Adjustments


15%
Credit-based valuation adjustment - FFBC
Credit-based valuation adjustment covered by FDIC indemnification
Rate-based valuation adjustment
26%
59%

Approximate values at acquisition date (millions):

Credit-based adjustment covered by FDIC - $340*

Credit-based adjustment proportional to FFBC - $85

Rate-based adjustment - $154

Total valuation adjustments = 21.8% of UPB

*FDIC indemnification asset value assumes present value adjustments based on timing of cash flows.

Rate-based valuation adjustment represents the carrying value discount required to establish the appropriate effective yield for covered loans. This value will be recognized in either net interest income or non interest income depending on the behavior of the borrower.

Interest Income – recognized over time as payments are received per contractual terms

Non interest income – recognized when a full payoff (client based or loan sale), charge off or partial prepayment occurs

*Value **will be** recognized regardless of actual experience. The uncertainty relates only to timing and income statement category.*

Credit-based valuation adjustment – FFBC represents the proportional share (20%) of assumed losses at acquisition.

Actual and expected credit performance will impact value recognition through either net interest margin or non interest income or non interest expense:

Interest Income – recognized over time if credit outlook changes for the remaining portfolio

Non interest income / non interest expense – when actual credit losses occur at a percentage of unpaid principal balance that is different than originally assumed

*Value **may or may not be** recognized and is determined by actual credit experience. Losses beyond the initial estimate will trigger additional non interest expense.*

Early Disposition Examples

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Scenario I - Better than expected credit performance

		Reversal of Valuation Adjustments					Income Statement Impact		
Unpaid Principal Balance (UPB)	Disposition Value	Rate-based	Credit-based	FDIC Indemnification	Additional FDIC Indemnification	Credit-based Offset by FDIC Indemnifications	Non Interest Income	Non Interest Expense	Net Impact
1,000,000	1,000,000	56,680	161,320	(129,056)	-	32,264			
Actual credit loss	-		161,320 better than expected			Rate-based	56,680	N/A	
						Credit-based	32,264	-	
						Total	88,944	-	88,944

Scenario II - Worse than expected credit performance

		Reversal of Valuation Adjustments					Income Statement Impact		
Unpaid Principal Balance (UPB)	Disposition Value	Rate-based	Credit-based	FDIC Indemnification	Additional FDIC Indemnification	Credit-based Offset by FDIC Indemnifications	Non Interest Income	Non Interest Expense	Net Impact
1,000,000	500,000	56,680	161,320	(129,056)	270,944	(67,736)			
Actual credit loss	(500,000)		(338,680) worse than expected		Proportional share of additional loss (20%)	Rate-based	56,680	N/A	
						Credit-based	-	67,736	
						Total	56,680	67,736	(11,056)

first financial bancorp

Valuation Recognition

Noninterest Income Impact of Accelerated Discount Recognition

For the Three Months Ended March 31, 2010
(Dollars in millions)



$2.8
$5.4
$8.2
$1.8
$4.3
$6.1
4Q09
1Q10

Components of Valuation Adjustments

Estimated as of March 31, 2010
(Dollars in millions)



$72
15%
$130
27%
$275
58%

- Credit-based valuation adjustment
- Rate-based valuation adjustment
- Credit-based valuation adjustment covered by FDIC indemnification*

- Future earnings are expected to be enhanced by approximately $130 million from the rate-based component or approximately $1.46 per share.
- Ongoing value enhancement or decay is determined by actual credit experience relative to expectations.

* Includes claims filed but not yet received from the FDIC

Noninterest Expenses

Components of Noninterest Expense

For the Three Months Ended March 31, 2010

(Dollars in millions)


$0.6
1%
$11.8
19%
$2.2
4%
$47.5
76%
Strategic
Acquired-non-strategic
FDIC support
Other non-strategic

FDIC Support Expenses

Estimated 10 Year Trend


2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

- Cost of servicing FDIC covered assets is expected to decrease over time but will exist for the next 10 years.
- Other non-strategic includes acquisition costs, transition costs and other costs not expected to recur.

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Tables from First Quarter 2010 Earnings Release

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first financial bancorp

Table I

Noninterest Income

Table I

(Dollars in thousands)	For the Three Months Ended March 31, 2010	December 31, 2009
Total noninterest income	$ 19,368	$ 24,149
Accelerated discount on loan prepayments and dispositions [1]		
Rate-based valuation mark - loan sales	1,631	2,298
Rate-based valuation mark - prepayments	2,706	3,083
Credit-based valuation mark - loan sales [2]	295	621
Credit-based valuation mark - prepayments [2]	1,465	2,213
Total accelerated discount	6,098	8,215
Other acquired-non-strategic income	80	1,839
Transition-related items	366	(388)
Total	$ 12,824	$ 14,483
Noninterest income consistent with guidance [3]	$ 17,076	$ 21,618

[1] See Section II for additional information

[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset

[3] Excludes the accelerated discount on loan sales and other acquired-non-strategic income

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first financial bancorp

Table II

Noninterest Expense

Table II

(Dollars in thousands)	For the Three Months Ended March 31, 2010	For the Three Months Ended December 31, 2009
Total noninterest expense	$ 62,154	$ 61,607
Proportionate share of losses in excess of credit-based valuation mark [1,2]	1,892	763
Acquired-non-strategic operating expenses [1]	2,201	1,303
Acquisition-related costs [1]	2,629	3,703
Transition-related items [1]	6,263	6,625
Other items not expected to recur	1,019	1,599
FDIC indemnification support	605	387
Total	$ 47,545	$ 47,227
Noninterest expense consistent with guidance [3]	$ 48,150	$ 47,614

[1] See Section II for additional information
[2] Represents 20% of total recognized, unanticipated losses on covered loans
[3] Excludes all items noted above except FDIC indemnification support

first financial bancorp

Table III

Credit Quality

Table III

(Dollars in thousands)	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	As of or for the Three Months Ended				
Total nonperforming loans	$ 74,453	$ 77,782	$ 63,608	$ 37,790	$ 24,892
Total nonperforming assets	$ 92,540	$ 81,927	$ 67,909	$ 42,956	$ 28,405
Nonperforming assets as a % of:					
Period-end loans plus OREO	3.27%	2.83%	2.36%	1.48%	1.04%
Total assets	1.41%	1.23%	0.94%	1.14%	0.75%
Nonperforming loans as a % of total loans	2.64%	2.69%	2.21%	1.31%	0.91%
Provision for loan & lease losses	$ 11,378	$ 14,812	$ 26,655	$ 10,358	$ 4,259
Allowance for loan & lease losses	$ 56,642	$ 59,311	$ 55,770	$ 38,649	$ 36,437
Allowance for loan & lease losses as a % of:					
Period-end loans	2.01%	2.05%	1.94%	1.34%	1.33%
Nonaccrual loans	84.7%	82.8%	92.2%	102.8%	147.6%
Nonperforming loans	76.1%	76.3%	87.7%	102.3%	146.4%
Total net charge-offs	$ 14,047	$ 11,271	$ 9,534	$ 8,146	$ 3,695
Annualized net-charge-offs as a % of average loans & leases	2.00%	1.53%	1.31%	1.19%	0.55%

first financial bancorp

Table IV

Loan Portfolio – Excluding Covered Loans

Table IV

	As of					
	March 31, 2010		December 31, 2009		March 31, 2009	
(Dollars in thousands)	Balance	Percent of Total	Balance	Percent of Total	Balance	Percent of Total
Commercial	$ 763,084	27.1%	$ 798,622	27.6%	$ 850,111	31.1%
Real estate - construction	216,289	7.7%	253,223	8.8%	251,115	9.2%
Real estate - commercial	1,091,830	38.8%	1,079,628	37.3%	859,303	31.4%
Real estate - residential	306,769	10.9%	321,047	11.1%	360,013	13.2%
Installment	78,682	2.8%	82,989	2.9%	91,767	3.4%
Home equity	330,973	11.8%	328,940	11.4%	298,000	10.9%
Credit card	27,960	1.0%	29,027	1.0%	26,191	1.0%
Lease financing	15	0.0%	14	0.0%	45	0.0%
Total	$ 2,815,602	100.0%	$ 2,893,490	100.0%	$ 2,736,545	100.0%

first financial bancorp

Table V

Investment Portfolio

Table V

(Dollars in thousands)	Book Value	Percent of Total	Book Yield	Book Price	Market Value	Gain/ (Loss)
	As of March 31, 2010					
UST notes & agencies	$ 24,423	4.6%	3.74	99.78	102.46	$ 643
CMOs (agency)	52,557	9.8%	4.61	100.46	104.68	2,115
CMOs (private)	58	0.0%	0.94	100.00	100.07	0
MBSs (agency)	340,667	63.6%	4.61	100.93	105.35	14,303
	417,705	78.0%	4.56	100.80	105.09	17,061
Municipal	20,889	3.9%	7.19	99.07	101.34	474
Other [1]	96,857	18.1%	3.44	101.75	102.38	596
	117,746	22.0%	4.10	101.28	102.19	1,070
Total investment portfolio	$ 535,451	100.0%	4.46	100.91	104.44	$ 18,131

Net Unrealized Gain/(Loss)	$ 18,131
Aggregate Gains	18,451
Aggregate Losses	(320)
Net Unrealized Gain/(Loss) % of Book Value	3.39%

[1] Other includes $87 million of regulatory stock

Table VI

Deposit Activity

Table VI

(Dollars in thousands)	Balance as of December 31, 2009	Strategic Portfolio	Acquired-Non-Strategic Portfolio	Balance as of March 31, 2010
	Deposit Activity - First Quarter 2010			
Transaction and savings accounts	$ 3,121,140	$ 63,414	$ (96,551)	$ 3,088,003
Time deposits	1,864,215	(17,207)	(38,882)	1,808,126
Brokered deposits	365,285	10,213	(47,941)	327,557
Total deposits	$ 5,350,640	$ 56,420	$ (183,374)	$ 5,223,686

Table VII

Borrowed Funds Activity

Table VII

(Dollars in thousands)	Balance as of December 31, 2009	Additions	Maturities	Balance as of March 31, 2010
	Borrowed Funds Activity - First Quarter 2010			
Short-term borrowings:				
Federal funds purchased and securities sold under agreements to repurchase	$ 37,430	$ 1,013	$ -	$ 38,443
Long-term borrowings:				
Federal home loan bank advances [1]	339,716	-	(10,312)	329,404
Securities sold under agreements to repurchase	65,000	-	-	65,000
Other	20,620	-	-	20,620
Total long-term borrowings	425,336	-	(10,312)	415,024
Total borrowings	$ 462,766	$ 1,013	$ (10,312)	$ 453,467

[1] Includes market value adjustment

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first financial bancorp

Table VIII

Capital Ratios

Table VIII

	As of			
	March 31, 2010	December 31, 2009	March 31, 2009	"Well-Capitalized" Minimum
Leverage Ratio	10.10%	9.57%	9.51%	5.00%
Tier 1 Capital Ratio	17.93%	16.74%	12.16%	6.00%
Total Risk-Based Capital Ratio	19.19%	17.99%	13.39%	10.00%
Ending tangible shareholders' equity to ending tangible assets	9.73%	9.30%	8.60%	N/A
Ending tangible common shareholders' equity to ending tangible assets	9.73%	8.10%	6.54%	N/A

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first financial bancorp

Table IX

Significant Acquisition Related Items

Table IX

(Dollars in thousands)	For the Three Months Ended March 31, 2010	For the Three Months Ended December 31, 2009
Income effect:		
Accelerated discount on loan prepayments and dispositions: [1]		
Rate-based valuation mark - loan sales	$ 1,631	$ 2,298
Rate-based valuation mark - prepayments	2,706	3,083
Credit-based valuation mark - loan sales [2]	295	621
Credit-based valuation mark - prepayments [2]	1,465	2,213
Acquired-non-strategic net interest income	10,854	16,832
Service charges on deposit accounts related to acquired-non-strategic operations	230	258
Other income related to acquired-non-strategic operations	(150)	1,581
Income related to the accelerated discount on loan prepayments and dispositions and acquired-non-strategic operations	17,032	26,886
Expense effect:		
Acquired-non-strategic operating expenses: [3]		
Salaries and employee benefits	122	27
Occupancy	1,415	560
Other	664	716
Total acquired-non-strategic operating expenses	2,201	1,303
FDIC indemnification support	605	387
Acquisition-related costs:		
Integration-related costs	999	2,580
Professional services fees	1,457	1,123
Other	172	-
Total acquisition-related costs	2,629	3,703
Transition-related items:		
Salaries and benefits	4,776	5,474
Occupancy	910	1,307
Other	577	(156)
Total transition-related items	6,263	6,625
Proportionate share of losses in excess of credit-based valuation mark [4]	1,892	763
Total expense effect	13,590	12,781
Total estimated effect on pre-tax earnings	$ 3,442	$ 14,105

[1] Included in noninterest income

[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset

[3] Included in noninterest expense

[4] Represents 20% of total recognized, unanticipated losses on covered loans included in other non-interest exp

Covered Loan Portfolio

Table X

(Dollars in thousands)	December 31, 2009	Loan Sales	Prepayments [1]	Contractual [2]	Charge-Offs in Excess of Valuation Mark [3]	March 31, 2010
	Covered Loan Activity - First Quarter 2010					
		Reduction in Balance Due to:				
Commercial	$ 509,727	$ 7,286	$ 25,394	$ 12,850	$ 3,421	$ 460,776
Real estate - construction	86,810	-	1,287	4,100	2,304	79,119
Real estate - commercial	1,012,173	13,889	18,279	326	795	978,884
Real estate - residential	291,210	-	5,568	1,197	-	284,445
Installment	9,979	-	385	1,729	400	7,465
Other covered loans	19,650	-	31	2,149	-	17,470
Total covered loans	$ 1,929,549	$ 21,174	$ 50,945	$ 22,351	$ 6,920	$ 1,828,158

[1] Includes complete paid in full balances only
[2] Includes partial paydowns and accretion of the rate-based valuation mark
[3] Indemnified at 80% from the FDIC

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first financial bancorp

About First Financial Bancorp

First Financial Bancorp is a Cincinnati, Ohio based bank holding company with $6.6 billion in assets. The Company's subsidiary, First Financial Bank, N.A., founded in 1863, provides banking and financial services products through its three lines of business: Commercial, Retail and Wealth Resource Group. The Commercial and Retail units provide traditional banking services to business and consumer clients and the Wealth Resource Group provides financial planning, investment management, trust & estate, brokerage, insurance and retirement plan services and has approximately $2.3 billion in assets under management. The Company's strategic operating markets are located in Ohio, Indiana, Kentucky and Michigan where it operates 115 banking centers across 75 communities. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com

Financial data and number of banking centers in operation at December 31, 2009

first financial bancorp

Another step on the path to success

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